UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-03055

T. Rowe Price Tax-Exempt Money Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 28

Date of reporting period: August 31, 2021

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Tax-Exempt Money Fund	August 31, 2021
PTEXX	Investor Class
TERXX	I Class

T. ROWE PRICE TAX-FREE FUNDS

HIGHLIGHTS

■	Strong demand for tax-advantaged securities helped fuel positive returns for the broad municipal bond market over the six months ended August 31, 2021. In the tax-exempt money market, yields remained very low due to the Federal Reserve’s highly accommodative monetary policy and other technical factors.

■	T. Rowe Price’s Tax-Free Funds produced positive returns and generally delivered favorable results compared with their respective benchmarks and peer group averages.

■	Our near-term outlook on the general obligation (GO) sector, supported in large part by substantial federal aid to states and municipalities, became more constructive. However, we maintained underweight positions in the sector due to our concerns about longer-term pension-related risks.

■	With the coronavirus pandemic continuing, we are closely monitoring the delta variant’s impacts, which we believe are likely to skew the short-term economic trajectories of some sectors. Overall, however, we expect market fundamentals to remain solid.

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CIO Market Commentary

Dear Shareholder

Most stock and bond indexes produced positive results during the first half of your fund’s fiscal year, the six-month period ended August 31, 2021. Despite concerns about elevated inflation and the spread of coronavirus variants, markets were supported by strong corporate earnings, additional fiscal stimulus, and the continuation of accommodative monetary policy.

Equity markets faced relatively few speed bumps during the period, and most major benchmarks continued the strong recovery they recorded in the second half of 2020. The large-cap S&P 500 Index returned nearly 20% (including dividends) and reached multiple record highs over the six months, with double-digit gains in all sectors except for energy, which was hampered by falling oil prices late in the period. Strong quarterly earnings reports appeared to factor prominently in the market’s advance. According to FactSet, overall profits for the S&P 500 rose nearly 90% in the second quarter versus the year before, the best showing in over a decade, with roughly 87% of firms topping analyst expectations.

Meanwhile, fixed income investors faced a more volatile landscape. A sell-off in Treasuries that had begun in January continued through March, sending longer-term yields to their highest levels since January 2020. However, investors began rotating back into Treasuries in April, and the yield of the benchmark 10-year Treasury note finished the period at 1.30%, down from 1.44% at the end of February.

In the falling yield environment, most bond sectors produced positive returns over the six-month period. Corporate debt performed well, supported by strong corporate earnings and demand for higher-yielding securities. Municipal bonds also delivered solid results during the period, as demand for tax-free income remained strong and state and local governments benefited from an influx of federal cash and stronger-than-expected tax revenues.

Besides strong corporate earnings, investor sentiment was also buoyed by plans for increased fiscal spending. President Joe Biden signed the $1.9 trillion American Rescue Plan Act into law in March, and in August the Senate passed a roughly $1 trillion bipartisan infrastructure package. Monetary policy remained very accommodative, but investors were increasingly focused on when the Federal Reserve would begin tapering the bond-buying program put in place at the outset of the pandemic.

Inflation readings were elevated, with the consumer price index increasing 5.4% for the 12 months through July. While the surge in prices pressured fixed income markets earlier in the year, most investors seemed to agree with Fed officials that higher inflation was a transitory issue that would ease as supply chains recovered from pandemic-related disruptions.

Other economic news was more ambiguous during the period, as some strong reports came in below expectations or showed declines from the beginning of the recovery. But these misses rarely dented investor sentiment. Coronavirus developments were also mixed. The rollout of vaccines and declining case numbers led many to believe that the pandemic was largely finished as the summer began. Unfortunately, the spread of the highly contagious delta variant soon led to an increase in hospitalizations and deaths, and some businesses were feeling the impact as office reopenings and an expected rebound in business travel were again pushed back.

As we look ahead, valuations are elevated in nearly all asset classes, and the path of the pandemic, questions about monetary policy, and the pace of the economic recovery create the possibility for volatility in financial markets. It is not an easy environment to invest in, but our investment teams remain rooted in company and bond issuer fundamentals and focused on the long term, and they will continue to apply strong fundamental analysis as they seek out the best investments for your portfolio.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

TAX-EXEMPT MONEY FUND

INVESTMENT OBJECTIVE

The fund seeks to provide preservation of capital, liquidity, and, consistent with these objectives, the highest current income exempt from federal income taxes.

FUND COMMENTARY

How did the fund perform in the past six months?

The Tax-Exempt Money Fund returned 0.01% for the six months ended August 31, 2021, and performed in line with the Lipper Tax-Exempt Money Market Funds Index. (I Class shares of the fund also returned 0.01%. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Highly accommodative monetary policy from the Federal Reserve (Fed) and other technical factors kept municipal money market yields at ultralow levels, thereby limiting the fund’s return potential. Tax-exempt money funds industrywide experienced net outflows during the period. However, municipal bond funds received a record-setting pace of inflows that boosted demand for municipal issues, including those with the shortest maturities. Alongside robust demand, direct federal aid to many issuers lessened their near-term borrowing needs and helped limit the available supply of short-term tax-exempt securities.

After ticking slightly higher early in the reporting period, yields on seven-day municipal securities traded around 0.02% by the end of August 2021, down from 0.03% six months earlier. One-year municipal rates declined to 0.08% from 0.12% since our last report.

How is the fund positioned?

Variable rate demand notes (VRDNs) with maturities of one to seven days remained the fund’s largest allocation. As of the period-end, VRDNs totaled 58% of the fund’s net assets, which represented a slight increase since the start of the period. We believe that our positioning in VRDNs provides us with the flexibility to respond to a potential shift in the Fed’s monetary policy outlook or changes in supply and demand dynamics, such as an uptick in tax-exempt issuance or a reversal of cash flows.

The fund’s weighted average maturity (WAM) lengthened modestly over the past six months as we sought to appropriately balance our variable rate holdings with investments in longer-dated fixed rate notes and bonds as well as commercial paper with maturities out to 90 days. The fund’s WAM, which increased from 36 days to 40 days over the period, concluded August 31, 2021, longer than that of the benchmark.

Consistent with the fund’s objective, we continued to rely on our fundamental credit research process when selecting individual securities. Within the revenue-backed health care space, which remained the fund’s largest sector allocation, we added holdings of California Health Facilities Financing Authority securities issued for Stanford Hospital. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

The fund’s allocation to the revenue-backed housing sector increased modestly over the period. Notable purchases within this segment included variable rate securities issued by the New York City Housing Development Corporation and the Alaska Housing Finance Corporation.

Following approval by the shareholders of each fund, T. Rowe Price’s California and New York Tax-Free Money Funds were reorganized into the Tax-Exempt Money Fund. We believe that offering a single fund with the Tax-Exempt Money Fund investment program to a wide variety of investors will allow shareholders to take advantage of potential economies of scale and reduce inefficiencies.

What is portfolio management’s outlook?

With yields remaining suppressed by Fed policy, we continue to closely monitor the central bank’s messaging for signs of a potential acceleration in its path to policy tightening. We are also evaluating incoming inflation data as lingering price pressures could force the Fed to raise interest rates sooner than market participants currently anticipate.

As a result of these factors, we are pursuing a strategy that will allow the fund to quickly respond to a change in interest rate sentiment, an increase in issuance, or changing patterns of cash flows into or out of the municipal money market. We believe the fund’s positioning in VRDNs and commercial paper is appropriate in this environment.

As always, we remain committed to managing a high-quality, diversified portfolio focused on liquidity and stability of principal, which we deem of utmost importance to our shareholders.

TAX-FREE SHORT-INTERMEDIATE FUND

INVESTMENT OBJECTIVE

The fund seeks to provide, consistent with modest price fluctuation, a high level of income exempt from federal income taxes by investing primarily in short- and intermediate-term investment-grade municipal securities.

FUND COMMENTARY

How did the fund perform in the past six months?

The Tax-Free Short-Intermediate Fund returned 0.80% for the six months ended August 31, 2021. The fund underperformed its benchmark, the Bloomberg 1–5 Year Blend (1–6 Year Maturity) Index, and its Lipper peer group average. (Results for Advisor and I Class shares varied, reflecting their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

U.S. fiscal policy loomed large over the municipal bond market, contributing to positive fundamental and technical dynamics during the period. Alongside economic growth, direct federal aid to many issuers limited their near-term borrowing needs and eased investors’ concerns about credit conditions. Additionally, proposals to raise taxes on corporations and some individuals underpinned surging demand for tax-free securities. However, with high-grade municipal bond yields at or near record lows, investor appetite for extra yield led to strong outperformance for lesser quality bonds.

In this environment, yield curve management weighed on the fund’s results versus the benchmark. Given low yields and elevated concerns among investors regarding inflation and Federal Reserve policy, we remained mindful of the potential for rates to climb. Accordingly, we kept the fund’s duration—a key measure of its interest rate sensitivity—modestly shorter than the benchmark’s duration. This positioning hindered relative performance, however, as municipal bond yields broadly declined—aided by a rally in Treasuries amid growing worries over the delta variant of the coronavirus.

Individual security selections in the revenue sector added value, partly reflecting renewed economic activity amid rising vaccination rates. Our selections of hospital revenue bonds contributed to relative returns, as did our investments in special tax revenue bonds—particularly those from COFINA, which are backed by Puerto Rico’s sales tax receipts, and convention centers. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Strategic sector allocations benefited performance. The fund’s underweight allocation to prerefunded issues and overweight to the typically higher-yielding revenue-backed sector contributed to relative returns. Positioning within the revenue sector further supported results, largely due to an underweight to the more defensively oriented water and sewer subsector.

How is the fund positioned?

The fund’s weighted average credit quality was unchanged over the period. Continuing to lean heavily on our bottom-up credit research, we modestly increased our exposure to BBB rated bonds based on relative value opportunities and our view that credit conditions would be supported by the economic recovery, fiscal stimulus, and accommodative monetary policy.

As the period progressed, intense demand for additional yield drove credit spreads—the yield differences between higher- and lower-quality bonds of similar maturities—to historically tight levels, leading us to grow more cautious on some lower-rated areas of the market. We paired our investments in lower-quality segments with selections of high-grade bonds, particularly those rated AA or A. These rating categories composed the fund’s two largest allocations as of August 31, as shown in the Credit Quality Diversification chart. We also maintained a small position in non-investment-grade debt (BB and below), intended to enhance the fund’s yield profile, as well as a modest allocation to unrated issues.

Effective July 1, 2021, the fund’s maximum limit on non-investment-grade holdings as a percentage of net assets increased to 10% from 5%. Through this adjustment, we now have greater flexibility to pursue higher yields if we believe that a larger allocation to below investment-grade debt is appropriate for the fund.

As always, we strove to maintain a disciplined approach toward yield curve management. Seeking to preserve the fund’s maturity diversification and mitigate its exposure to interest rate risk, we aimed to balance opportunities to earn higher yields in intermediate- to long-term bonds with investments in shorter-dated issues. Relatedly, we kept the fund’s duration, which decreased to 2.3 years from 2.4 years over the past six months, in a close range of the benchmark’s duration. At the end of the period, the fund’s duration position represented a modestly shorter, more defensive posture relative to the benchmark, reflecting our view that a possible acceleration in the Federal Reserve’s path to policy tightening could lead to upward pressure on short- and intermediate-term municipal yields.

There were no major adjustments in the fund’s sector allocations. We upheld structural overweight positions in the revenue-backed transportation and health care subsectors, which we continued to prefer over general obligation (GO) debt. At the same time, our near-term outlook on the GO sector grew somewhat more constructive during the period. This was partly due to the substantial funding that state and local governments received through the American Rescue Plan Act, which resulted in meaningful budget relief for fiscally challenged obligors. To that end, we increased our exposure to short-and intermediate-maturity GOs from the State of New Jersey and the State of Illinois, both of which were upgraded by credit rating agencies near the end of the period.

Over a longer investment horizon, however, we remain cautious on these issuers and many others in the GO sector due to their immense, unfunded pension and other post-employment benefit liabilities. Namely, we believe that these liabilities constitute a long-term budget risk that has yet to be fully priced in by market participants. As a result, we kept the fund’s GO holdings concentrated in states and locales with above-average economic growth and more manageable pension funding levels. Balancing our tactical investments in lower-grade GOs, we increased our holdings of higher-quality GOs from the State of California.

Within our preferred areas of the market, we were active buyers of transportation revenue bonds, especially those issued for major toll roads and large-hub airports. Our conviction in toll roads is rooted in the monopolistic nature of the industry, strong federal and state government support for managed lane projects, and the resiliency of toll usage through the pandemic compared with public transit alternatives. Favoring toll projects based in growing metropolitan areas, we increased our holdings of Central Texas Regional Mobility Authority and North Texas Tollway Authority revenue bonds.

We also felt that the rapid distribution of coronavirus vaccines would support fundamentals for airport issuers, which outperformed amid a meaningful rebound in domestic travel volume. Notable purchases within this segment included revenue bonds issued on behalf of Philadelphia International Airport. While concerns about coronavirus variants have raised uncertainty about travel volume in the coming years, we believe that the fiscal health of many large-hub airports is cushioned by their critical role in the national economy, as well as their solid cash levels, large debt service reserve funds, and federal stimulus.

What is portfolio management’s outlook?

The technical tailwind that has powered the tax-exempt market over the past year remains firmly intact, with steady cash flows into municipal bond portfolios boosting demand broadly. Market fundamentals are also constructive, strengthened in 2021 by substantial federal aid for states and localities, rapid vaccine distribution, and economic growth. This highly favorable backdrop has helped push yields and credit spreads toward record lows, leading to a shortage of attractively valued bonds, in our view.

While seasonal supply trends could be less beneficial for the market in the coming months, we see potential for municipal bond prices to stay elevated, supported by accommodative monetary policy as well as proposed tax increases that could prolong strong demand for tax-advantaged securities.

We believe the current market dynamics underscore the need for rigorous credit research. Despite stretched valuations in most segments, we see select pockets of relative value owing to idiosyncratic factors. At the same time, we are closely monitoring the delta variant’s impacts, which are likely to skew the short-term economic trajectories of some revenue-backed sectors. Additionally, we maintain longer-term concerns about pension-related risks connected with many GO debt issuers.

Overall, however, we expect the municipal asset class to remain high quality, with low defaults and high recovery rates relative to other areas of fixed income. Ultimately, we will remain disciplined in our fundamental, bottom-up approach, which we believe will continue to serve our shareholders well.

TAX-FREE INCOME FUND

INVESTMENT OBJECTIVE

The fund seeks to provide a high level of income exempt from federal income taxes by investing primarily in long-term investment-grade municipal securities.

FUND COMMENTARY

How did the fund perform in the past six months?

The Tax-Free Income Fund returned 3.60% for the six months ended August 31, 2021, and outperformed its benchmark, the Bloomberg Municipal Bond Index, which gained 2.51%. The fund also outpaced its Lipper peer group average, which advanced 3.06%. (Results for Advisor and I Class shares varied, reflecting their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

U.S. fiscal policy loomed large over the municipal bond market, contributing to positive fundamental and technical dynamics during the period. Alongside economic growth, direct federal aid to many issuers limited their near-term borrowing needs and eased investors’ concerns about credit conditions. Additionally, proposals to raise taxes on corporations and some individuals underpinned surging demand for tax-free securities. However, with high-grade municipal bond yields at or near record lows, investor appetite for extra yield led to strong outperformance for lesser quality bonds.

In this environment, credit selection in the revenue sector buoyed the fund’s relative performance. Our selections of hospital and transportation revenue bonds contributed to excess returns, partly reflecting renewed economic activity amid rising vaccination rates. Credit selection in the special tax subsector also added value—especially our investments in COFINA, whose bonds are backed by Puerto Rico’s sales tax receipts, and convention centers. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Yield curve management advanced relative returns. The fund’s duration—a key measure of its interest rate sensitivity—was, on average, modestly longer than the benchmark’s duration. This positioning contributed to performance as municipal bond yields decreased. Overweight exposures to the 20- and 30-year portions of the yield curve, where rates declined most meaningfully, further supported returns.

Sector allocations also contributed to relative performance. The fund’s structural underweight to general obligation (GO) bonds and overweight to revenue-backed debt assisted results, as did positioning within the revenue sector. Namely, the fund’s overweight to hospital revenue bonds and underweight to the more defensively oriented water and sewer subsector aided performance. However, its overweight to the industrial revenue/pollution control revenue subsector and underweight to the special tax subsector slightly dulled relative returns.

How is the fund positioned?

The fund’s weighted average credit quality was unchanged over the period. As of August 31, 2021, nearly three-fourths of the fund’s net assets were invested in bonds rated A or better, as shown in the Credit Quality Diversification chart.

We also preserved a meaningful allocation to BBB rated bonds and, for additional credit quality diversification and enhanced return potential, a small position in non-investment-grade debt (rated BB or lower). Particularly at the start of the period, we felt that these areas of the market offered attractive opportunities to earn incremental risk-adjusted yield, based on our view that the economic recovery, fiscal stimulus, and accommodative monetary policy would support credit conditions.

Over the ensuing months, intense demand for additional yield drove credit spreads—the yield differences between higher- and lower-quality bonds of similar maturities—to historically tight levels, leading us to grow more cautious on some lower-rated areas of the market.

However, issuer-specific credit factors—rather than wholesale views on rating categories—continued to drive our security selections. Relying heavily on our in-depth research process, we increased our exposure to low-grade Puerto Rico issuers. Specifically, we felt that continued progress in the commonwealth’s debt restructuring, strong external oversight, and federal funding to this U.S. territory would guide a positive credit trajectory for the Puerto Rico bond complex. In turn, we increased our positions in Commonwealth of Puerto Rico GO bonds as well as special tax revenue bonds from COFINA.

There were no major adjustments in the fund’s sector allocations. We upheld sizable positions in the revenue-backed health care and transportation subsectors, which we continued to prefer over GO debt. At the same time, our near-term outlook on the GO sector grew somewhat more constructive during the period. This was partly due to the substantial aid that state and local governments received through the American Rescue Plan Act, which resulted in meaningful budget relief for fiscally challenged obligors.

Over a longer investment horizon, however, we remain cautious on the GO sector due to the immense, unfunded pension and other post-employment benefit liabilities that many state and local governments face. Namely, we believe that these liabilities constitute a long-term budget risk that has yet to be fully priced in by market participants.

Within our preferred areas of the market, we were active buyers of transportation revenue bonds, especially those issued for essential-service projects. Notable purchases during the period included seaport revenue bonds from Miami-Dade County (Florida). We also maintained a favorable outlook on ground transportation issuers as we believed that fiscal relief and the rapid distribution of coronavirus vaccines would add fundamental support to this market segment.

The fund’s duration position was little changed over the past six months. At the end of the period, the fund’s duration was moderately longer than that of the benchmark as we continued to see attractive opportunities to earn incremental risk-adjusted yield in longer maturities. Seeking to preserve the fund’s maturity diversification and mitigate its exposure to interest rate risk, we strove to balance our longer maturity holdings with investments in shorter-dated issues, such as tax and revenue anticipation notes issued by the City of Los Angeles.

What is portfolio management’s outlook?

The technical tailwind that has powered the tax-exempt market over the past year remains firmly intact, with steady cash flows into municipal bond portfolios boosting demand broadly. Market fundamentals are also constructive, strengthened in 2021 by substantial federal aid for states and localities, rapid vaccine distribution, and economic growth. This highly favorable backdrop has helped push yields and credit spreads toward record lows, leading to a shortage of attractively valued bonds, in our view.

While seasonal supply trends could be less beneficial for the market in the coming months, we see potential for municipal bond prices to stay elevated, supported by accommodative monetary policy as well as proposed tax increases that could prolong strong demand for tax-advantaged securities.

We believe the current market dynamics underscore the need for rigorous credit research. Despite stretched valuations in most segments, we see select pockets of relative value owing to idiosyncratic factors. At the same time, we are closely monitoring the delta variant’s impacts, which are likely to skew the short-term economic trajectories of some revenue-backed sectors. Additionally, we maintain longer-term concerns about pension-related risks connected with many GO debt issuers.

Overall, however, we expect the municipal asset class to remain high quality, with low defaults and high recovery rates relative to other areas of fixed income. Ultimately, we will remain disciplined in our fundamental, bottom-up approach, which we believe will continue to serve our shareholders well.

TAX-FREE HIGH YIELD FUND

INVESTMENT OBJECTIVE

The fund seeks to provide a high level of income exempt from federal income taxes by investing primarily in long-term low- to upper-medium-grade municipal securities.

FUND COMMENTARY

How did the fund perform in the past six months?

The Tax-Free High Yield Fund gained 5.09% over the six months ended August 31, 2021, outperforming its Bloomberg benchmark and its Lipper peer group average. (Results for Advisor and I Class shares varied, reflecting their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

U.S. fiscal policy loomed large over the municipal bond market, contributing to positive fundamental and technical dynamics during the period. Alongside economic growth, direct federal aid to many issuers limited their near-term borrowing needs and eased investors’ concerns about credit conditions. Additionally, proposals to raise taxes on corporations and some individuals underpinned surging demand for tax-free securities. However, with high-grade municipal bond yields at or near record lows, investor appetite for extra yield led to strong outperformance for lesser quality bonds.

In this environment, credit selection in the revenue sector buoyed the fund’s relative outperformance. Our selections of health care revenue bonds meaningfully benefited results, followed by credit selection in the transportation, power, and water and sewer revenue subsectors. However, these contributions were partially offset by negative selections of industrial development revenue/pollution control revenue (IDR/PCR) bonds. In the general obligation (GO) sector, tactical investments in lower-rated bonds—especially those from state issuers—further supported relative returns.

Strategic allocations also contributed to excess returns. Within the revenue sector, overweight exposures to health care and IDR/PCR revenue bonds added value, as did an underweight to the more defensively oriented water and sewer subsector. At the broad sector level, the fund’s underweight to GO debt and overweight to revenue-backed securities aided relative results.

Yield curve management added slight support to relative performance. Overweight exposures to bonds with 20- and 30-year maturities helped results as yields declined most meaningfully in these portions of the curve.

How is the fund positioned?

As always, we strove to maintain a disciplined approach toward yield curve management. In an effort to avoid large bets on interest rate movements, we kept the fund’s duration—a key measure of its interest rate sensitivity—in a relatively close range of the benchmark’s duration position. Since our last report, the fund’s weighted average duration decreased from 4.7 years to 4.5 years, concluding the period with a moderately shorter posture compared with the benchmark.

The fund’s weighted average credit quality was unchanged over the past six months. We maintained meaningful positions in the lower range of the investment-grade spectrum—namely, BBB rated bonds and, to a smaller degree, A rated bonds—and below investment-grade credits (BB and B and below).

As shown in the Credit Quality Diversification chart, nonrated bonds composed the fund’s largest allocation at the end of August. Our exposure to nonrated debt increased modestly over the past six months as we continued to lean on our in-depth research process in an attempt to source attractive relative value opportunities in smaller deals and bonds that may be overlooked by investors. Notable purchases within the nonrated segment included housing revenue bonds issued by the California Community Housing Agency for the Serenity at Larkspur and Creekwood multifamily communities. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

In the context of the fund’s total return orientation, we emphasized a patient investment approach as bond valuations, in our view, stretched beyond what was justified by their underlying fundamentals throughout much of the asset class. As the period progressed, steady demand for higher-yielding bonds pushed credit spreads—the yield differences between higher- and lower-quality bonds of similar maturities—to historically tight levels, reinforcing our disciplined analysis of lower-quality debt.

Issuer-specific credit factors—rather than wholesale views on rating categories—continued to drive our security selections. To that end, we increased the fund’s allocations to several low-grade Puerto Rico issuers, based on our view that continued progress in the commonwealth’s debt restructuring, strong external oversight, and federal funding to the U.S. territory would guide a positive credit trajectory for the Puerto Rico bond complex. Specifically, we added to existing positions in Commonwealth of Puerto Rico GO bonds; Puerto Rico Aqueduct and Sewer Authority (PRASA) revenue bonds; and special tax revenue bonds from COFINA, whose debt is backed by Puerto Rico’s sales tax receipts.

We also felt that near-term technical factors remained positive for tobacco settlement bonds, leading us to increase the fund’s exposure to the Buckeye Tobacco Settlement Financing Authority (Ohio). Despite longer-term headwinds from regulatory pressures and declining cigarette consumption, ultralow interest rates over the past several years have been a boon to tobacco issuers, enabling many of them to effectively refinance their debt and extend bond maturities without impairment. We continue to exercise caution in this area of the market but remain comfortable investing in tobacco bonds that, in our view, derive from fundamentally sound deal structures.

There were no major adjustments in the fund’s sector allocations. We upheld strategic overweight exposures to health care revenue bonds and corporate-backed IDR/PCR revenue bonds. In addition to offering above-average yields, these revenue subsectors are largely insulated from the immense, unfunded pension and other post-employment benefit liabilities that saddle many issuers in the GO sector, where we preserved an underweight allocation.

At the same time, our near-term outlook on the GO sector grew somewhat more constructive during the period, evidenced by a modest increase in the fund’s state GO holdings. This was partly due to the substantial funding that state and local governments received through the American Rescue Plan Act, which resulted in meaningful budget relief for fiscally challenged issuers. Over a longer investment horizon, however, we remain cautious on the GO sector, as we believe that unfunded retirement liabilities constitute a long-term budget risk that has yet to be fully priced in by market participants.

In the health care space, which represented the fund’s largest sector allocation, we continued to like the underlying fundamental conditions of large hospital systems. In most instances, large hospitals have effectively balanced normal operations alongside dedicated care for COVID-19 patients. Together with operational efficiencies, we believe that many of these systems are supported by generally resilient profit margins through the pandemic and strong balance sheets, with ample liquidity to sustain their existing ratings. However, we continue to closely monitor these factors amid the continued spread of the delta variant, which could lead to postponements of elective surgeries and procedures.

We are also carefully evaluating the delta variant’s impacts on life care facilities, many of which have grappled with labor shortages and, relatedly, rising staffing expenses. Still, we continue to believe that demographic trends pose a long-term tailwind for this market segment. As always, bottom-up credit factors will continue to guide our investment decisions in this area of the market, as we see sharp distinctions in the business models, management capabilities, and financial conditions of life care operators.

What is portfolio management’s outlook?

The technical tailwind that has powered the tax-exempt market over the past year remains firmly intact, with steady cash flows into municipal bond portfolios boosting demand broadly. Market fundamentals are also constructive, strengthened in 2021 by substantial federal aid for states and localities, rapid vaccine distribution, and economic growth. This highly favorable backdrop has helped push yields and credit spreads toward record lows, leading to a shortage of attractively valued bonds, in our view.

While seasonal supply trends could be less beneficial for the market in the coming months, we see potential for municipal bond prices to stay elevated, supported by accommodative monetary policy as well as proposed tax increases that could prolong strong demand for tax-advantaged securities.

We believe the current market dynamics underscore the need for rigorous credit research. Despite stretched valuations in most segments, we see select pockets of relative value owing to idiosyncratic factors. At the same time, we are closely monitoring the delta variant’s impacts, which are likely to skew the short-term economic trajectories of some revenue-backed sectors. Additionally, we maintain longer-term concerns about pension-related risks connected with many GO debt issuers.

Overall, however, we expect the municipal asset class to remain high quality, with low defaults and high recovery rates relative to other areas of fixed income. Ultimately, we will remain disciplined in our fundamental, bottom-up approach, which we believe will continue to serve our shareholders well.

INTERMEDIATE TAX-FREE HIGH YIELD FUND

INVESTMENT OBJECTIVE

The fund seeks to provide a high level of income exempt from federal income taxes.

FUND COMMENTARY

How did the fund perform in the past six months?

The Intermediate Tax-Free High Yield Fund returned 4.05% for the six months ended August 31, 2021. The fund outperformed its benchmark, the Bloomberg 65% High-Grade/35% High-Yield Intermediate Competitive (1–17 Year Maturity) Index, but underperformed the Lipper High Yield Municipal Debt Funds Average, which encompasses funds of various maturity and duration constraints. (Results for Advisor and I Class shares varied, reflecting their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

U.S. fiscal policy loomed large over the municipal bond market, contributing to positive fundamental and technical dynamics during the period. Alongside economic growth, direct federal aid to many issuers limited their near-term borrowing needs and eased investors’ concerns about credit conditions. Additionally, proposals to raise taxes on corporations and some individuals underpinned surging demand for tax-free securities. However, with high-grade municipal bond yields at or near record lows, investor appetite for extra yield led to strong outperformance for lesser quality bonds.

In this environment, credit selection in the revenue sector buoyed the fund’s performance versus the benchmark. Our selections of health care revenue bonds contributed to relative outperformance, followed by positive selections in the power and special tax revenue subsectors. In the general obligation (GO) sector, tactical investments in lower-rated bonds—especially those from state issuers—further supported relative results.

Strategic allocations also contributed to excess returns. Within the revenue sector, overweight exposures to the typically higher-yielding health care and industrial development revenue/pollution control revenue (IDR/PCR) subsectors benefited relative performance, as did an underweight to the more defensively oriented water and sewer subsector. At the broad sector level, the fund’s underweight to GO debt and overweight to revenue-backed securities added value.

However, yield curve management modestly dulled relative performance. The fund’s duration—a key measure of its interest rate sensitivity—was, on average, shorter than the benchmark’s duration. This positioning weighed on relative returns as municipal yields declined over the period.

How is the fund positioned?

As always, we strove to maintain a disciplined approach toward yield curve management. In an effort to avoid large bets on interest rate movements, we kept the fund’s duration in a close range of the benchmark’s duration. Since our last report, the fund’s weighted average duration decreased from 4.1 years to 3.9 years, concluding the period with a marginally shorter position compared with the benchmark.

The fund’s weighted average credit quality was unchanged over the past six months. As shown in the Credit Quality Diversification chart, BBB rated bonds and nonrated bonds composed the fund’s largest allocations by the period-end, each representing 25% of net assets. Our exposure to nonrated debt increased modestly over the period as we continued to lean on our in-depth research process in an attempt to source attractive opportunities in smaller deals and bonds that may be overlooked by investors.

We also maintained a meaningful allocation to A rated bonds, which decreased modestly since the start of the period. For enhanced return potential and additional credit quality diversification, we kept an allocation to non-investment-grade credits (BB and below), which totaled 27% of the fund’s net assets as of August 31, 2021.

In the context of the fund’s total return orientation, we emphasized a patient investment approach as bond valuations, in our assessment, stretched beyond what was justified by their underlying fundamentals throughout much of the asset class. As the period progressed, steady demand for higher-yielding bonds pushed credit spreads—the yield differences between higher- and lower-quality bonds of similar maturities—to historically tight levels, reinforcing our disciplined analysis of lower-quality debt.

Issuer-specific credit factors—rather than wholesale views on rating categories—continued to drive our security selections. To that end, we increased the fund’s allocations to select low-grade Puerto Rico issuers, based on our view that continued progress in the commonwealth’s debt restructuring, strong external oversight, and federal funding to the U.S. territory would guide a positive credit trajectory for the Puerto Rico bond complex. Namely, we added to existing positions in Commonwealth of Puerto Rico GO bonds and special tax revenue bonds from COFINA, whose debt is backed by Puerto Rico’s sales tax receipts. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

We also felt that near-term technical factors remained positive for tobacco settlement bonds, leading us to increase the fund’s exposure to the Buckeye Tobacco Settlement Financing Authority (Ohio). Despite longer-term headwinds from regulatory pressures and declining cigarette consumption, ultralow interest rates over the past several years have been a boon to tobacco issuers, enabling many of them to effectively refinance their debt and extend bond maturities without impairment. We continue to exercise caution in this area of the market but remain comfortable investing in tobacco bonds that, in our view, derive from fundamentally sound deal structures.

There were no major adjustments in the fund’s sector allocations. We upheld strategic overweight exposures to health care revenue bonds—both from hospitals and life care communities—and corporate-backed IDR/PCR revenue bonds. In addition to offering above-average yields, these revenue subsectors are largely insulated from the immense, unfunded pension and other post-employment benefit liabilities that saddle many issuers in the GO sector, where we preserved an underweight allocation.

At the same time, our near-term outlook on the GO sector grew somewhat more constructive during the period, evidenced by a small increase in the fund’s state GO holdings. This was partly due to the substantial funding that state and local governments received through the American Rescue Plan Act, which resulted in meaningful budget relief for fiscally challenged issuers. Over a longer investment horizon, however, we remain cautious on the GO sector as we believe that unfunded retirement liabilities constitute a long-term budget risk that has yet to be fully priced in by market participants.

Within our preferred areas of the market, we were active buyers of IDR/PCR bonds, which we believe offer unique diversification benefits to a municipal bond portfolio. Since our previous report, we purchased Indiana State Finance Authority bonds backed by the United States Steel Corporation, as well as New York Transportation Development Corporation bonds guaranteed by American Airlines Group, Inc.

In the health care space, which represented the fund’s largest sector allocation, we continued to like the underlying fundamental conditions of large hospital systems. In most instances, large hospitals have effectively balanced normal operations alongside dedicated care for COVID-19 patients. Together with operational efficiencies, we believe that many of these systems are supported by their generally resilient profit margins through the pandemic and strong balance sheets, with ample liquidity to sustain their existing ratings. However, we continue to closely monitor these factors amid the continued spread of the delta variant, which could lead to postponements of elective surgeries and procedures.

We are also carefully evaluating the delta variant’s impacts on life care facilities, many of which have grappled with labor shortages and, relatedly, rising staffing expenses. Still, we continue to believe that demographic trends pose a long-term tailwind for this market segment. As always, bottom-up credit factors will continue to guide our investment decisions in this area of the market, as we see sharp distinctions in the business models, management capabilities, and financial conditions of life care operators.

What is portfolio management’s outlook?

The technical tailwind that has powered the tax-exempt market over the past year remains firmly intact, with steady cash flows into municipal bond portfolios boosting demand broadly. Market fundamentals are also constructive, strengthened in 2021 by substantial federal aid for states and localities, rapid vaccine distribution, and economic growth. This highly favorable backdrop has helped push yields and credit spreads toward record lows, leading to a shortage of attractively valued bonds, in our view.

While seasonal supply trends could be less beneficial for the market in the coming months, we see potential for municipal bond prices to stay elevated, supported by accommodative monetary policy as well as proposed tax increases that could prolong strong demand for tax-advantaged securities.

We believe the current market dynamics underscore the need for rigorous credit research. Despite stretched valuations in most segments, we see select pockets of relative value owing to idiosyncratic factors. At the same time, we are closely monitoring the delta variant’s impacts, which are likely to skew the short-term economic trajectories of some revenue-backed sectors. Additionally, we maintain longer-term concerns about pension-related risks connected with many GO debt issuers.

Overall, however, we expect the municipal asset class to remain high quality, with low defaults and high recovery rates relative to other areas of fixed income. Ultimately, we will remain disciplined in our fundamental, bottom-up approach, which we believe will continue to serve our shareholders well.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING IN THE TAX-EXEMPT MONEY FUND

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

RISKS OF INVESTING IN FIXED INCOME SECURITIES

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. Investments in high yield bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Municipal bond funds may be highly impacted by events tied to the overall municipal securities markets, including unfavorable legislative or political developments and adverse changes in the financial conditions of municipal bond issuers and the economy. Some income may be subject to state and local taxes and the federal alternative minimum tax.

BENCHMARK INFORMATION

Note: Bloomberg® and Bloomberg 1–5 Year Blend (1–6 Year Maturity) Index, Bloomberg Municipal Bond Index, Bloomberg 65% High-Grade/35% High-Yield Index, and Bloomberg 65% High-Grade/35% High-Yield Intermediate Competitive (1–17 Year Maturity) Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”) and have been licensed for use for certain purposes by T. Rowe Price. Bloomberg is not affiliated with T. Rowe Price, and Bloomberg does not approve, endorse, review, or recommend its products. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to its products.

Note: Lipper, a Thomson Reuters Company, is the source for all Lipper content reflected in these materials. Copyright 2021 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIOS

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the Intermediate Tax-Free High Yield Fund, Tax-Free High Yield Fund, Tax-Free Income Fund, and Tax-Free Short-Intermediate Fund have three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and the I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. The Tax-Exempt Money Fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

QUARTER-END RETURNS

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

August 31, 2021 (Unaudited)

PORTFOLIO OF INVESTMENTS‡

(Amounts in 000s)

NON-FINANCIAL COMPANY COMMERCIAL PAPER 19.5%	Par	$ Value
California EFA, Stanford Univ., Series S-3, TECP, 0.12%, 5/12/22	500	500
California Statewide CDA, Kaiser Permanente, Series I, TECP, 0.10%, 1/13/22	1,000	1,000
California Statewide CDA, Kaiser Permanente, Series I, TECP, 0.15%, 11/3/21	2,500	2,500
California Statewide CDA, Kaiser Permanente, Series K, TECP, 0.17%, 12/8/21	2,900	2,900
Dallas Area Rapid Transit, Series IIA, TECP, 0.08%, 11/1/21	2,000	2,000
Dallas Area Rapid Transit, Series IIA, TECP, 0.08%, 11/2/21	5,000	5,000
District of Columbia, Series 2019, TECP, 0.08%, 11/2/21	3,500	3,500
Garland City, Series 2018, TECP, 0.09%, 9/1/21	7,950	7,950
Garland City, Series 2021, TECP, 0.08%, 9/15/21	1,200	1,200
Golden Gate Bridge, Highway & Transportation Dist., Series B, TECP, 0.09%, 9/2/21	2,000	2,000
Harris County, Series A-1, TECP, 0.09%, 10/13/21	1,646	1,646
Harris County, Series B, TECP, 0.09%, 10/13/21	4,039	4,039
Harris County, Series D, TECP, 0.08%, 10/6/21	1,200	1,200
Harris County, Series D, TECP, 0.09%, 10/13/21	1,000	1,000
Harris County Cultural Ed., Hermann Heath, Series B-3, TECP, 0.10%, 10/1/21	8,000	8,000
Harris County, Methodist Health, Series 09C-2, TECP, 0.10%, 10/1/21	5,250	5,250
Illinois EFA, TECP, 0.08%, 11/3/21	1,000	1,000
Indiana Univ., TECP, 0.16%, 9/21/21	5,000	5,000
Jacksonville, Mayo Health Clinic, Series 2016, TECP, 0.17%, 1/28/22	2,000	2,000
Los Angeles County Capital Asset Leasing, Series B, TECP, 0.06%, 9/15/21	500	500
Los Angeles County Capital Asset Leasing, Series C, TECP, 0.06%, 9/15/21	5,000	5,000
Los Angeles County Capital Asset Leasing, Series D, TECP, 0.10%, 9/1/21	700	700
Los Angeles Municipal Improvement, Series A-1, TECP, 0.07%, 10/7/21	3,000	3,000
Los Angeles Municipal Improvement, Series A-1, TECP, 0.07%, 10/15/21	1,000	1,000
Los Angeles Municipal Improvement, Series A3, TECP, 0.07%, 10/15/21	1,000	1,000
Los Angeles Municipal Improvement, Series A3, TECP, 0.13%, 11/4/21	5,000	5,000
Los Angeles Wastewater, Series A-2, TECP, 0.06%, 10/7/21	500	500
Lower Colorado River Auth., TECP, 0.16%, 9/14/21	1,500	1,500
Lower Colorado River Auth., Series B, TECP, 0.09%, 9/2/21	735	735

Maryland HHEFA, Johns Hopkins Health Systems, Series B, TECP, 0.10%, 10/7/21	2,600	2,600
Massachusetts Bay Transportation Auth., Series B, TECP, 0.08%, 11/9/21	5,000	5,000
New York State Power Auth., Series 1, TECP, 0.08%, 9/14/21	500	500
New York State Power Auth., Series 2, TECP, 0.09%, 9/16/21	3,200	3,200
Regents of the Univ. of Michigan, Series L-1, TECP, 0.11%, 9/2/21	4,345	4,345
San Diego Public Fac. Fin. Auth., Series B, TECP, 0.08%, 12/2/21	5,000	5,000
San Francisco City & County Airport Comm-San Francisco Int'l Airport, Series B-5, TECP, 0.14%, 9/9/21	4,000	4,000
San Francisco Public Power Utility, Series A-1, TECP, 0.06%, 9/15/21	3,000	3,000
San Francisco Public Power Utility, Series A-2, TECP, 0.07%, 10/19/21	5,400	5,400
Santa Clara Valley Water Dist., Series A, TECP, 0.11%, 9/1/21	500	500
South Carolina Public Service Auth., Series A, TECP, 0.07%, 9/1/21	500	500
South Carolina Public Service Auth., Series B, TECP, 0.09%, 10/19/21	2,700	2,700
Texas PFA, Series 2008, TECP, 0.09%, 11/3/21	3,000	3,000
Univ. of Washington, Series A, TECP, 0.11%, 2/17/22	3,400	3,400
Univ. of Washington, Series A, TECP, 0.12%, 2/8/22	1,000	1,000
Total Non-Financial Company Commercial Paper (Cost $120,765)		**120,765**

OTHER MUNICIPAL SECURITY 24.8%

Baltimore City Municipal Water Fin. Auth., Water Project, Tender Option Bond Trust Receipts, Series 2016-XM0391, VRTR, 0.05%, 9/8/21 (1)	7,650	7,650
Baltimore County, Metropolitan Dist. Bonds, Tender Option Bond Trust Receipts, Series 2018-XF0682, GO, VRTR, 0.07%, 9/8/21 (1)	900	900
California, GO, 5.00%, 9/1/21	250	250
California, GO, 5.00%, 12/1/21	2,350	2,379
California HFFA, Stanford Hosp., Series B-2, VR, 0.12%, 3/2/22 (Tender)	5,000	5,000
Clark County, Tender Option Bond Trust Receipts, Series 2017-ZF2486, GO, VRTR, 0.05%, 9/1/21 (1)	4,000	4,000
Connetquot Central School Dist. of Islip, BAN, GO, 1.25%, 7/27/22	4,000	4,040
County Square Redev., BAN, 2.00%, 3/3/22	5,000	5,046
Dormitory Auth. of the State of New York, Series A, 5.00%, 10/1/21	515	517

Franklin County, Trinity Health Credit Group, VR, 0.08%, 11/1/21 (Tender)	8,000	8,000
Geisinger Auth., Tender Option Bond Trust Receipts, Series 2020-XF0969, VRTR, 0.09%, 9/8/21 (1)	3,500	3,500
Hawaii, Series GA, GO, 5.00%, 10/1/21	4,000	4,016
Idaho, TAN, GO, 3.00%, 6/30/22	3,000	3,072
Indiana Fin. Auth., Series A, 5.00%, 12/1/21	475	481
Kaiser Permanente, Tender Option Bond Trust Receipts, Series 2017-XL0045, VRTR, 0.04%, 9/8/21 (1)	1,270	1,270
Los Angeles, TRAN, 4.00%, 6/23/22	5,000	5,157
Los Angeles County, TRAN, 4.00%, 6/30/22	2,000	2,065
Massachusetts, Tender Option Bond Trust Receipts, Series 2016-XM0221, GO, VRTR, 0.05%, 9/8/21 (1)(2)	3,120	3,120
Massachusetts, Tender Option Bond Trust Receipts, Series 2016-ZF0375, GO, VRTR, 0.06%, 9/8/21 (1)	3,750	3,750
Metropolitan Transportation Auth., Series B-1-SUB, 2.00%, 11/1/21	4,000	4,013
Metropolitan Water Reclamation Dist. of Chicago, Tender Option Bond Trust Receipts, Series 2016-XF0336, GO, VRTR, 0.11%, 9/8/21 (1)	1,100	1,100
Michigan Fin. Auth., Series A-2, 3.00%, 8/22/22	6,000	6,168
Michigan Fin. Auth., Series D-1, 0.15%, 10/15/21	1,250	1,250
Montgomery County, Trinity Health Credit Group, Series 2013MD, VR, 0.08%, 12/1/21 (Tender) (3)	6,460	6,460
Municipality of Anchorage, TAN, GO, 1.50%, 12/15/21	4,000	4,016
New York City Housing Dev., Series H, VR, 0.12%, 3/15/22 (Tender) (3)	7,000	7,000
New York City Municipal Water Fin. Auth., Tender Option Bond Trust Receipts, Series 2015-XM0002, VRTR, 0.05%, 9/8/21 (1)	3,780	3,780
New York City Transitional Fin. Auth. Future Tax Secured, Series C, 5.00%, 11/1/21	300	302
New York City Transitional Fin. Auth. Future Tax Secured, Series E, TRAN, 5.00%, 11/1/21	300	302
New York State Dormitory Auth., Tender Option Bond Trust Receipts, Series 2017-ZF0557, VRTR, 0.06%, 9/8/21 (1)	1,000	1,000
New York State Dormitory Auth., Tender Option Bond Trust Receipts, Series 2020-XM0906, GO, VRTR, 0.05%, 9/8/21 (1)	3,000	3,000
New York State Sales Tax, Tender Option Bond Trust Receipts, Series 2015-XM0009, VRTR, 0.05%, 9/8/21 (1)	2,000	2,000
New York State Urban Dev., Series A, 5.00%, 3/15/22	450	462
North Carolina, Tender Option Bond Trust Receipts, Series 2015-XF0140, GO, VRTR, 0.05%, 9/8/21 (1)	2,750	2,750
Port Washington Union Free School Dist., BAN, TAN, GO, 2.00%, 6/23/22	5,000	5,075

Prince George's County, Univ. of Maryland Capital Region Medical Center, Tender Option Bond Trust Receipts, Series XG0214, COP, VRTR, 0.10%, 9/8/21 (1)	2,000	2,000
Providence St. Joseph Health, Tender Option Bond Trust Receipts, Series 2018-XF2527, VRTR, 0.05%, 9/8/21 (1)	875	875
Regents of the Univ. of California, Tender Option Bond Trust Receipts, Series 2021-XF122, VRTR, 0.04%, 9/8/21 (1)	3,000	3,000
Riverhead Central School Dist., Series A, TAN, 1.50%, 2/25/22 (3)	2,500	2,516
Riverhead Central School Dist., Series B, TAN, GO, 2.00%, 6/24/22 (3)	2,500	2,537
Riverside County, Series A, 0.50%, 10/21/21	4,000	4,001
Salt River Project Agricultural Improvement & Power Dist., Tender Option Bond Trust Receipts, Series 2015-ZM0125, VRTR, 0.05%, 9/8/21 (1)	1,850	1,850
San Diego Unified School Dist., Series A, TRAN, 4.00%, 6/30/22	4,250	4,387
Seattle Children's Hosp., Tender Option Bond Trust Receipts, Series 2017-XG0116, VRTR, 0.05%, 9/8/21 (1)	2,180	2,180
Triborough Bridge & Tunnel Auth., Tender Option Bond Trust Receipts, Series 2020-ZF0960, VRTR, 0.09%, 9/8/21 (1)	2,145	2,145
Triborough Bridge & Tunnel Auth., Tender Option Bond Trust Receipts, Series 2021-XL0169, VRTR, 0.07%, 9/8/21 (1)	2,910	2,910
Univ. of Chicago, Tender Option Bond Trust Receipts, Series 2017-XM0492, VRTR, 0.05%, 9/8/21 (1)	2,400	2,400
Village of Garden City, BAN, GO, 1.00%, 2/18/22	775	778
Virginia College Building Auth., Tender Option Bond Trust Receipts, Series 2021-XG0329, VRTR, 0.04%, 9/8/21 (1)	2,000	2,000
Washington, Tender Option Bond Trust Receipts, Series 2015-XM0127, GO, VRTR, 0.05%, 9/8/21 (1)	1,250	1,250
Westchester County, Series B, GO, 5.00%, 11/15/21	150	151
Westchester County, Series B, TAN, GO, 2.00%, 10/18/21	5,210	5,222
Wisconsin HEFA, 4.00%, 11/15/21	660	665
Total Other Municipal Security (Cost $153,758)		**153,758**

VARIABLE RATE DEMAND NOTES 58.4%

Abag Fin. Auth. for Nonprofit, Sharp Healthcare, Series C, VRDN, 0.01%, 9/8/21	2,170	2,170
Abag Fin. Auth. for Nonprofit, Sharp Healthcare, Series D, VRDN, 0.01%, 9/8/21	600	600
Alaska Housing Fin., Series D, VRDN, 0.02%, 9/8/21	9,700	9,700
Allen County Hosp. Fac., Catholic Health Partners, Series B, VRDN, 0.02%, 9/8/21	4,600	4,600
Athens-Clarke County Unified Gov't Dev. Auth., Univ. of Georgia Athletic Assoc., Series B, VRDN, 0.01%, 9/1/21	500	500
Battery Park City Auth., Series D-1, VRDN, 0.02%, 9/8/21	3,800	3,800

Battery Park City Auth., Series D-2, VRDN, 0.02%, 9/8/21	9,635	9,635
Bay Area Toll Auth., Series A-2, VRDN, 0.01%, 9/8/21	2,100	2,100
Bay Area Toll Auth., Series B-2, VRDN, 0.01%, 9/8/21	800	800
Brookhaven Dev. Auth., Series D, VRDN, 0.02%, 9/8/21	10,625	10,625
California HFFA, Dignity Health, Series C, VRDN, 0.01%, 9/8/21	2,560	2,560
California HFFA, Memorial Health Services, Series A, VRDN, 0.01%, 9/8/21	2,600	2,600
California HFFA, Scripps Health, Series C, VRDN, 0.01%, 9/8/21	1,450	1,450
California HFFA, Stanford Hosp., Series B-1, VRDN, 0.01%, 9/8/21	1,650	1,650
California Statewide CDA, Children's Hosp., Series A, VRDN, 0.01%, 9/1/21	1,475	1,475
California Statewide CDA, Rady Children's Hosp., Series B, VRDN, 0.01%, 9/1/21	895	895
Charlotte-Mecklenburg Hosp. Auth., Atrium Health, Series E, VRDN, 0.01%, 9/1/21	375	375
Colorado Housing & Fin. Auth., Series A, VRDN, 0.03%, 9/8/21	765	765
Connecticut State HEFA, Series O, VRDN, 0.01%, 9/8/21	18,400	18,400
Dallas Performing Arts Cultural Fac., VRDN, 0.02%, 9/8/21	2,060	2,060
District of Columbia Water & Sewer Auth., Series B-2, VRDN, 0.02%, 9/8/21	11,600	11,600
Dormitory Auth. of the State of New York, Series A-1, VRDN, 0.01%, 9/8/21	1,920	1,920
Dormitory Auth. of the State of New York, Series A-2, VRDN, 0.02%, 9/8/21	1,250	1,250
Dormitory Auth. of the State of New York, Series D, VRDN, 0.02%, 9/8/21	1,235	1,235
Dormitory Auth. of the State of New York, Columbia Univ., Series A, VRDN, 0.01%, 9/8/21	1,600	1,600
Dormitory Auth. of the State of New York, Rockefeller Univ., Series A, VRDN, 0.01%, 9/8/21	550	550
East Bay Municipal Utility Dist. Water System, Series A-3, VRDN, 0.01%, 9/8/21	1,435	1,435
Fairfax County Economic Dev. Auth., Smithsonian Institution, Series A, VRDN, 0.01%, 9/8/21	9,955	9,955
Fairfax County IDA, INOVA Health System Project, Series C, VRDN, 0.02%, 9/8/21	3,645	3,645
General Auth. of Southcentral Pennsylvania, Series C, VRDN, 0.04%, 9/8/21	7,000	7,000
Harris County Cultural Ed. Fac. Fin., Methodist Hosp., Series B, VRDN, 0.01%, 9/1/21	2,800	2,800
Harris County Health Fac. Dev., Methodist Hosp., Series A-1, VRDN, 0.01%, 9/1/21	815	815
Harris County Hosp. Dist., Series 2010, VRDN, 0.02%, 9/8/21	2,035	2,035

Highlands County HFA, Adventist Health, Series I-4, VRDN, 0.02%, 9/8/21	10,250	10,250
Houston Combined Utility System, Series B-6, VRDN, 0.02%, 9/8/21	4,225	4,225
Houston Combined Utility System, Series C, VRDN, 0.03%, 9/8/21	4,000	4,000
Illinois EFA, Univ. of Chicago, Series B, VRDN, 0.02%, 9/8/21	1,821	1,821
Illinois Fin. Auth., Series C, VRDN, 0.02%, 9/8/21	400	400
Illinois Fin. Auth., Chicago Univ., Series B, VRDN, 0.02%, 9/8/21	1,274	1,274
Indiana Fin. Auth., Duke Energy Project, Series A-5, VRDN, 0.02%, 9/1/21	2,205	2,205
Indiana Fin. Auth., Parkview Health System, Series D, VRDN, 0.02%, 9/1/21	800	800
Iowa Fin. Auth., Unity Point Health, Series B-2, VRDN, 0.01%, 9/1/21	800	800
Irvine Assessment Dist. No. 97-17, VRDN, 0.01%, 9/1/21	500	500
Jackson County, Chevron USA Project, VRDN, 0.01%, 9/1/21	100	100
Jackson County, Chevron USA Project, VRDN, PCR, 0.01%, 9/1/21	400	400
JEA Electric System, Series A, VRDN, 0.03%, 9/8/21	10,685	10,685
JEA Electric System, Series C-1, VRDN, 0.02%, 9/8/21	1,370	1,370
Lehigh County, Series B, VRDN, 0.02%, 9/8/21	1,800	1,800
Los Angeles Community Redev. Agency, Promenade Towers, VRDN, 0.03%, 9/8/21	2,300	2,300
Los Angeles Dept. of Water & Power, Series A-1, VRDN, 0.01%, 9/1/21	500	500
Los Angeles Dept. of Water & Power, Series A-2, VRDN, 0.01%, 9/1/21	1,000	1,000
Los Angeles Dept. of Water & Power, Series A-2, VRDN, 0.01%, 9/1/21	500	500
Los Angeles Dept. of Water & Power, Series B-4, VRDN, 0.01%, 9/1/21	600	600
Maryland CDA, Multi-Family, Kirkwood Housing, Series G, VRDN, 0.02%, 9/8/21	5,275	5,275
Maryland Economic Dev., Howard Hughes Medical, Series A, VRDN, 0.01%, 9/8/21	13,560	13,560
Maryland HHEFA, Anne Arundel Health, Series B, VRDN, 0.02%, 9/8/21	1,200	1,200
Maryland HHEFA, Johns Hopkins Univ., Series A, VRDN, 0.01%, 9/8/21	2,200	2,200
Maryland HHEFA, Pooled Loan Program, Series A, VRDN, 0.02%, 9/8/21	2,000	2,000
Metropolitan Transportation Auth., Series E-1, VRDN, 0.01%, 9/1/21	4,500	4,500
Metropolitan Transportation Auth., Series G-2, VRDN, 0.02%, 9/8/21	1,300	1,300

Metropolitan Transportation Auth., Dedicated Tax Fund, Series A-1, VRDN, 0.01%, 9/1/21	4,755	4,755
Metropolitan Water Dist. of Southern California, Series A, VRDN, 0.01%, 9/1/21	665	665
Metropolitan Water Dist. of Southern California, Series A, VRDN, 0.01%, 9/1/21	375	375
Miami-Dade County Seaport Dept., Series A, VRDN, 0.01%, 9/8/21	6,375	6,375
Minneapolis, Fairview Health Services, Series C, VRDN, 0.02%, 9/1/21	1,000	1,000
Mississippi Business Fin., Series A, VRDN, 0.02%, 9/8/21	5,400	5,400
Mississippi Business Fin., Chevron USA Project, Series D, VRDN, 0.01%, 9/1/21	200	200
Missouri HEFA, Series F, VRDN, 0.02%, 9/8/21	7,000	7,000
New York City, Series A-4, GO, VRDN, 0.01%, 9/8/21	1,765	1,765
New York City, Series E-5, GO, VRDN, 0.01%, 9/1/21	525	525
New York City, Series I-4, GO, VRDN, 0.01%, 9/1/21	4,800	4,800
New York City Cultural Resources, Pierpont Morgan Library, VRDN, 0.01%, 9/8/21	1,700	1,700
New York City Housing Dev., Series I-3, VRDN, 0.02%, 9/8/21	3,000	3,000
New York City Housing Dev., 201 Pearl Street, Multi-Family, Series A-201, VRDN, 0.03%, 9/8/21	1,740	1,740
New York City Housing Dev., 90 West Street, Multi-Family, Series A-90, VRDN, 0.03%, 9/8/21	775	775
New York City Housing Dev., Elliott Chelsea Dev., Multi-Family, Series A, VRDN, 0.02%, 9/8/21	1,790	1,790
New York City Housing Dev., Sustainability Bonds, Series F-3, VRDN, 0.01%, 9/8/21	1,600	1,600
New York City Housing Dev., Sustainable Neighborhood, Multi-Family, Series G-3, VRDN, 0.02%, 9/8/21	2,000	2,000
New York City Transitional Fin. Auth. Future Tax Secured, Series A-7, VRDN, 0.02%, 9/8/21	2,150	2,150
New York City Transitional Fin. Auth., Future Tax, Series E-3, VRDN, 0.01%, 9/1/21	2,050	2,050
New York City Water & Sewer System, Series DD-3A, VRDN, 0.01%, 9/1/21	1,100	1,100
New York City Water & Sewer System, Series DD-3B, VRDN, 0.01%, 9/1/21	1,465	1,465
New York City Water & Sewer System, Series EE-1, VRDN, 0.01%, 9/1/21	1,100	1,100
New York State Housing Fin. Agency, 20 River Terrace, Multi-Family, Series A-20, VRDN, 0.03%, 9/8/21	1,800	1,800
New York State Housing Fin. Agency, Clinton Park, Multi-Family, Series A, VRDN, 0.02%, 9/8/21	1,200	1,200
New York State Mortgage Agency, Series 207, VRDN, 0.01%, 9/8/21	900	900
Norfolk Economic Dev. Auth., Series A, VRDN, 0.01%, 9/8/21	5,270	5,270

Northern California Power Agency, Hydroelectric Project No. 1, Series A, VRDN, 0.01%, 9/8/21	245	245
Orange County HFA, Series B, VRDN, 0.01%, 9/8/21	2,585	2,585
Pennsylvania Turnpike Commission, Second Series, VRDN, 0.02%, 9/8/21	1,800	1,800
Phoenix IDA, Mayo Clinic, Series B, VRDN, 0.01%, 9/1/21	2,050	2,050
Rhode Island Health & Ed. Building, Series A, VRDN, 0.02%, 9/8/21	6,320	6,320
Roanoke Economic Dev. Auth., Series C, VRDN, 0.02%, 9/8/21	2,100	2,100
Sacramento Suburban Water Dist., Series A, COP, VRDN, 0.01%, 9/8/21	2,100	2,100
Sacramento Transportation Auth., Series A, TRAN, VRDN, 0.01%, 9/8/21	1,100	1,100
Sacramento Transportation Auth., Series A, TRAN, VRDN, 0.01%, 9/8/21	600	600
Saint Charles Parish, Shell Oil Norco Project, Series B, VRDN, PCR, 0.01%, 9/1/21	3,100	3,100
San Diego County Regional Transportation Commission, Series C, VRDN, 0.01%, 9/8/21	2,105	2,105
San Francisco City & County Int'l. Airport, Series C, VRDN, 0.01%, 9/8/21	800	800
Santa Clara County Fin. Auth., El Camino Hosp., Series A, VRDN, 0.01%, 9/8/21	2,885	2,885
Santa Clara Valley Transportation Auth., Series A, VRDN, 0.01%, 9/8/21	1,100	1,100
South Carolina Public Service Auth., Series A, VRDN, 0.05%, 9/8/21	4,435	4,435
South Dakota HEFA, Series B, VRDN, 0.02%, 9/8/21	3,950	3,950
Tarrant County Cultural Ed. Fac. Fin., Series A, VRDN, 0.01%, 9/8/21	1,200	1,200
Tarrant County Cultural Ed. Fac. Fin., Texas Health Resources System, Series B, VRDN, 0.02%, 9/8/21	2,000	2,000
Tarrant County Cultural Ed. Fac. Fin., Texas Health Resources System, Series C, VRDN, 0.01%, 9/8/21	740	740
Texas Transportation Commission State Highway Fund, Series B-1, VRDN, 0.03%, 9/8/21	10,000	10,000
Texas, Veterans, GO, VRDN, 0.04%, 9/8/21	1,200	1,200
Texas, Veterans, Series 2017, GO, VRDN, 0.04%, 9/8/21	11,300	11,300
Texas, Veterans, Series 2018, GO, VRDN, 0.04%, 9/8/21	1,000	1,000
Texas, Veterans, Series C, GO, VRDN, 0.03%, 9/8/21	3,125	3,125
Triborough Bridge & Tunnel Auth., Series 2005B, VRDN, 0.01%, 9/1/21	1,185	1,185
Union County PCR, Exxon Mobile Project, VRDN, 0.01%, 9/1/21	700	700
Univ. of California, Series AL-1, VRDN, 0.01%, 9/1/21	325	325
Univ. of California, Series AL-2, VRDN, 0.01%, 9/1/21	1,300	1,300

Univ. of California Regents Medical Center, Pooled, Series 0-1, VRDN, 0.01%, 9/1/21	2,900	2,900
Univ. of Colorado Hosp. Auth., Series A, VRDN, 0.01%, 9/8/21	10,700	10,700
Univ. of North Carolina at Chapel Hill, Series A, VRDN, 0.02%, 9/8/21	2,420	2,420
Valdez, Exxon Pipeline Project, Series A, VRDN, 0.01%, 9/1/21	1,300	1,300
Washington Suburban Sanitary Commission, Series B-3, BAN, VRDN, 0.02%, 9/8/21	5,385	5,385
Washington Suburban Sanitary Commission, Series B-4, BAN, VRDN, 0.02%, 9/8/21	5,275	5,275
Western Municipal Water Dist. Fac. Auth., Series A, VRDN, 0.01%, 9/8/21	125	125
Wisconsin Housing & Economic Dev. Auth., Series C, VRDN, 0.02%, 9/8/21	1,115	1,115
Total Variable Rate Demand Notes (Cost $361,235)		**361,235**
Total Investments in Securities		
102.7% of Net Assets (Cost $635,758)		**$ 635,758**

‡ Par is denominated in U.S. dollars unless otherwise noted.
(1) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total value of such securities at period-end amounts to $58,430 and represents 9.4% of net assets.
(2) Insured by AMBAC Assurance Corporation
(3) When-issued security
BAN Bond Anticipation Note
CDA Community Development Administration/Authority
COP Certificate of Participation
EFA Educational Facility Authority
GO General Obligation
HEFA Health & Educational Facility Authority
HFA Health Facility Authority
HFFA Health Facility Financing Authority
HHEFA Health & Higher Educational Facility Authority
IDA Industrial Development Authority/Agency
PCR Pollution Control Revenue
PFA Public Finance Authority/Agency
TAN Tax Anticipation Note
TECP Tax-Exempt Commercial Paper
TRAN Tax Revenue Anticipation Note

The accompanying notes are an integral part of these financial statements.

August 31, 2021 (Unaudited)

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF CHANGES IN NET ASSETS

($000s)

	6 Months Ended 8/31/21	Year Ended 2/28/21
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 27	$ 763
Net realized gain	3	7
Increase in net assets from operations	30	770
Distributions to shareholders		
Net earnings		
Investor Class	(17)	(498)
I Class	(10)	(265)
Decrease in net assets from distributions	(27)	(763)
Capital share transactions*		
Shares sold		
Investor Class	66,325	213,601
I Class	57,371	154,891
Shares issued in connection with fund acquisition		
Investor Class	83,407	130,345
I Class	19,048	-
Distributions reinvested		
Investor Class	16	468
I Class	9	253
Shares redeemed		
Investor Class	(86,660)	(241,027)
I Class	(55,447)	(101,714)
Increase in net assets from capital share transactions	84,069	156,817
Net Assets		
Increase during period	84,072	156,824
Beginning of period	535,120	378,296
End of period	**$ 619,192**	**$ 535,120**

*Capital share transactions at net asset value of $1.00 per share.

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Tax-Exempt Money Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide preservation of capital, liquidity, and, consistent with these objectives, the highest current income exempt from federal income taxes. The fund intends to operate as a retail money market fund and has the ability to impose liquidity fees on redemptions and/or temporarily suspend redemptions. The fund has two classes of shares: the Tax-Exempt Money Fund (Investor Class) and the Tax-Exempt Money Fund–I Class (I Class). I Class shares require a $1 million initial investment minimum, although the minimum generally is waived for retirement plans, financial intermediaries, and certain other accounts. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly. A capital gain distribution may also be declared and paid by the fund annually.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares.

Capital Transactions Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by T. Rowe Price Associates, Inc., or its agents.

New Accounting Guidance In March 2020, the FASB issued Accounting Standards Update (ASU), ASU 2020–04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management expects that the adoption of the guidance will not have a material impact on the fund's financial statements.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures, including the comparison of amortized cost to market-based value, and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments, including those which cannot be valued in accordance with normal procedures; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs (including the fund’s own assumptions in determining fair value)

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

In accordance with Rule 2a-7 under the 1940 Act, the fund values its securities at amortized cost, which approximates fair value. Securities for which amortized cost is deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee, in accordance with fair valuation policies and procedures. On August 31, 2021, all of the fund’s financial instruments were classified as Level 2 in the fair value hierarchy.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

When-Issued Securities The fund enters into when-issued purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, an authorized but not yet issued security for a fixed unit price, with payment and delivery not due until issuance of the security on a scheduled future date. When-issued securities may be new securities or securities issued through a corporate action, such as a reorganization or restructuring. Until settlement, the fund maintains liquid assets sufficient to settle its commitment to purchase a when-issued security or, in the case of a sale commitment, the fund maintains an entitlement to the security to be sold. Amounts realized on when-issued transactions are included in realized gain/loss on securities in the accompanying financial statements.

LIBOR The fund may invest in instruments that are tied to reference rates, including LIBOR. On March 5, 2021, the ICE Benchmark Administration Limited, the administrator of LIBOR, announced its intention to cease publishing a majority of the USD LIBOR settings immediately after publication on June 30, 2023, with the remaining USD LIBOR settings to end immediately after publication on December 31, 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. Any potential effects of the transition away from LIBOR on the fund, or on certain instruments in which the fund invests, are not known. The transition process may result in, among other things, an increase in volatility or illiquidity of markets for instruments that currently rely on LIBOR, a reduction in the value of certain instruments held by the fund, or a reduction in the effectiveness of related fund transactions such as hedges. Any such effects could have an adverse impact on the fund's performance.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At August 31, 2021, the cost of investments for federal income tax purposes was $635,758,000.

NOTE 5 - ACQUISITIONS

On October 19, 2020, the fund acquired substantially all of the assets of the T. Rowe Price Summit Municipal Money Market Fund (the acquired fund), pursuant to the Agreement and Plan of Reorganization dated October 9, 2020. The acquired fund required a higher minimum initial investment of $25,000 compared to the fund’s minimum initial investment of $2,500. The acquired fund shared a substantially similar investment program as the fund and had a slightly higher net expense ratio. Accordingly, it no longer made sense to offer both funds. The Boards of the acquired fund and the fund approved the reorganization and, the Board of the acquired fund approved its liquidation and dissolution. The acquisition was accomplished by a tax-free exchange of 130,268,172 shares of the fund with a value of $130,345,000 for all 130,268,172 shares of the acquired fund then outstanding, with the same value. The exchange was based on values at the close of the NYSE on the immediately preceding business day, October 16, 2020. Assets of the acquired fund, including securities of $130,553,000, cash of $83,000, receivables and other assets of $240,000, and payables of $531,000, were combined with those of the fund, resulting in aggregate net assets of $504,496,000 immediately after the acquisition.

Pro forma results of operations of the combined entity for the entire year ended February 28, 2021, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

On August 23, 2021, the fund acquired substantially all of the assets of the California Tax-Free Money Fund and the New York Tax-Free Money Fund (collectively, the acquired funds), pursuant to the Agreements and Plan of Reorganizations, each dated March 9, 2021 and approved by the shareholders of each respective acquired fund on August 11, 2021. The acquired funds offered similar investment programs as the fund, the fund had consistently better performance than each acquired fund, and shareholders benefitted by moving to a fund with a lower overall expense ratio as a result of each reorganization. The Boards of each acquired fund and the fund approved the reorganizations and, the Board of each acquired fund approved the respective liquidation and dissolution of the acquired funds. The acquisition was accomplished by a tax-free exchange of Investor Class shares and I Class shares of the fund for the respective Investor Class shares and I Class shares of each acquired fund then outstanding, for the amounts and values shown in the table below:

Assets of the acquired funds, including securities, cash, receivables and other assets, and payables as shown in the table below were combined with those of the fund, resulting in aggregate net assets of $622,867,000 immediately after the acquisition. The exchange was based on values at the close of the NYSE on the immediately preceding business day, August 20, 2021.

Pro forma results of operations of the combined entity for the entire six months ended August 31, 2021, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the fund’s accompanying Statement of Operations since August 23, 2021.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee equal to 0.19% of the fund’s average daily net assets. The fee is computed daily and paid monthly. Prior to April 1, 2021, the fund paid a management fee consisting of an annual individual fund fee component of 0.10% and a group fee component, which was computed daily and paid monthly. The group fee rate was calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.260% for assets in excess of $845 billion. At March 31, 2021, the effective annual group fee rate was 0.28%. In addition, through June 30, 2021, Price Associates had contractually agreed to waive a portion of the management fee it was entitled to receive from the fund in order to limit the fund’s overall management fee rate to 0.28% of the fund’s average daily net assets. Any fees previously waived under this agreement are not subject to reimbursement to Price Associates by the fund. This agreement was terminated by the fund’s Board based on the new management fee arrangement. Prior to April 1, 2021, the total management fees waived were $46,000 and allocated ratably in the amounts of $29,000 for the Investor Class, and $17,000 for the I Class, respectively.

The Investor Class is subject to a contractual expense limitation through the expense limitation date indicated in the table below. During the limitation period, Price Associates is required to waive its management fee or pay any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (net expense ratio) to exceed its expense limitation. The class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s net expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were waived; or (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

The I Class is also subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

Pursuant to these agreements, expenses were waived/paid by and/or repaid to Price Associates during the six months ended August 31, 2021 as indicated in the table below. Including these amounts, expenses previously waived/paid by Price Associates in the amount of $62,000 remain subject to repayment by the fund at August 31, 2021. Any repayment of expenses previously waived/paid by Price Associates during the period would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.

Price Associates may voluntarily waive all or a portion of its management fee and reimburse operating expenses to the extent necessary for the fund to maintain a zero or positive net yield (voluntary waiver). This voluntary waiver is in addition to the contractual expense limit in effect for the fund. Any amounts waived/paid by Price Associates under this voluntary agreement are not subject to repayment by the fund. Price Associates may amend or terminate this voluntary arrangement at any time without prior notice. For the six months ended August 31, 2021, expenses waived/paid totaled $656,000.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the six months ended August 31, 2021, expenses incurred pursuant to these service agreements were $40,000 for Price Associates and $109,000 for T. Rowe Price Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. Purchases and sales cross trades aggregated $4,100,000 and $3,500,000, respectively, with net realized gain of $0 for the six months ended August 31, 2021.

NOTE 7 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. During 2020, a novel strain of coronavirus (COVID-19) resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.

These types of events, such as the global pandemic caused by COVID-19, may also cause widespread fear and uncertainty, and result in, among other things: enhanced health screenings, quarantines, cancellations, and travel restrictions, including border closings; disruptions to business operations and supply chains and customer activity; exchange trading suspensions and closures, and overall reduced liquidity of securities, derivatives, and commodities trading markets; reductions in consumer demand and economic output; and significant challenges in healthcare service preparation and delivery. The fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, the operations of the fund, its investment advisers, and the fund’s service providers may be significantly impacted, or even temporarily halted, as a result of any impairment to their information technology and other operation systems, extensive employee illnesses or unavailability, government quarantine measures, and restrictions on travel or meetings and other factors related to public emergencies.

Governmental and quasi-governmental authorities and regulators have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) each month on Form N-MFP. The fund’s reports on Form N-MFP are available on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their portfolio holdings information on troweprice.com.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In that regard, at a meeting held on March 8–9, 2021 (Meeting), the Board, including all of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and the approval of the Advisory Contract, including an amendment to the Advisory Contract that went into effect on April 1, 2021. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total returns for the 1-, 2-, 3-, 4-, 5-, and 10-year periods as of September 30, 2020, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other direct and indirect benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund. In considering soft-dollar arrangements pursuant to which research may be received from broker-dealers that execute the fund’s portfolio transactions, the Board noted that the Advisor bears the cost of research services for all client accounts that it advises, including the T. Rowe Price funds. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price funds. While the Board did not review information regarding profits realized from managing the fund in particular because the fund had either not achieved sufficient portfolio asset size or not recognized sufficient revenues to produce meaningful profit margin percentages, the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the T. Rowe Price funds.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. At the time of the Meeting, under the Advisory Contract, the fund paid a fee to the Advisor for investment management services composed of a group fee rate that is based on the combined average net assets of most of the T. Rowe Price funds (including the fund) that declines at certain asset levels—and the fund pays its own expenses of operations. In addition, the fund had a contractual limitation in place whereby the Advisor had agreed to waive a portion of the management fee it was entitled to receive from the fund in order to limit the fund’s overall management fee rate to 0.28% of the fund’s average daily net assets. Any fees waived under this management fee waiver agreement are not subject to reimbursement to the Advisor by the fund. At the Meeting, the Board approved an amendment to the Advisory Contract, effective April 1, 2021, which eliminated the group fee component, terminated the management fee waiver arrangement, and now requires the fund to pay the Advisor a management fee of 0.19% based on the fund’s average daily net assets. Although the fund no longer has a group fee component to its management fee, the fund’s assets are still included in the calculation of the group fee rate because certain resources utilized to operate the fund are shared with other T. Rowe Price funds. In addition, the fund’s shareholders also benefit from potential economies of scale through a decline in operating expenses as the fund grows in size. The Board concluded that the advisory fee structure for the fund provided for a reasonable sharing of benefits from any economies of scale and that the new advisory fee structure is appropriate.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses and fee information for the fund that reflects the fund’s fee structure prior to the Amendment that went into effect on April 1, 2021. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, total expenses, actual management fees, and nonmanagement of the Investor Class of the fund with a group of competitor funds selected by Broadridge (Expense Group) and (ii) total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Advisor after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflect the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the fourth quintile (Expense Group), the fund’s actual management fee rate ranked in the fourth quintile (Expense Group) and fifth quintile (Expense Universe), and the fund’s total expenses ranked in the third and fourth quintiles (Expense Group) and fourth and fifth quintiles (Expense Universe).

The Board received additional information from management with respect to the fund’s relative management fee and total expenses ranking in the fourth and fifth quintiles, and reviewed and considered the information provided relating to the fund, other funds in the peer groups, and other factors that the Board determined to be relevant, including the amendment to the Advisory Contract that will result in lower overall management fees.

The Board also reviewed the fee schedules for other investment portfolios with similar mandates that are advised or subadvised by the Advisor and its affiliates, including separately managed accounts for institutional and individual investors; subadvised funds; and other sponsored investment portfolios, including collective investment trusts and pooled vehicles organized and offered to investors outside the United States. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the proprietary mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients, including subadvised funds.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract and the amendment to the Advisory Contract that went into effect on April 1, 2021. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Tax-Exempt Money Fund, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	October 18, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	October 18, 2021

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	October 18, 2021